UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2019

LAZYDAYS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38424	82-4183498
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6130 Lazy Days Blvd., Seffner, Florida	33584
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (813) 246-4999

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	LAZY	NASDAQ Capital Market

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As further described below in Item 5.07, on May 20, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Lazydays Holdings, Inc. (“Lazydays” or the “Company”), the stockholders of Lazydays approved the adoption of the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan (the “ESPP”). The ESPP covers an aggregate of 900,000 shares of our common stock and its purpose is to encourage employee stock ownership by offering eligible participants the opportunity to purchase Company common stock at 85% of the fair market value per share. For a description of the terms and conditions of the ESPP, please refer to “Proposal 3 – Approval of Adoption of the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 10, 2019 (the “Proxy Statement”), which description is incorporated herein by reference.

The stockholders of Lazydays also approved the adoption of the Lazydays Holdings, Inc. Amended and Restated 2018 Long Term Incentive Plan (the “Incentive Plan”). The Incentive Plan amends and restates the previously adopted 2018 Long Term Incentive Plan in order to replenish the pool of shares of common stock available under the Incentive Plan by adding 600,000 shares of common stock and making certain changes in light of the Tax Cuts and Jobs Act and its impact on Section 162(m) of the Internal Revenue Code of 1986, as amended. For a description of the terms and conditions of the Incentive Plan, please refer to “Proposal 4 – Approval of Adoption of the Lazydays Holdings, Inc. Amended and Restated 2018 Long Term Incentive Plan “ in the Company’s Proxy Statement, which description is incorporated herein by reference.

The descriptions of the ESPP and Incentive Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the complete text of the ESPP and Incentive Plan, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Lazydays held its Annual Meeting on May 20, 2019. The following matters were voted on by the stockholders at the Annual Meeting: (1) the election of two directors as Class A directors to serve until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (2) the ratification of the appointment of Marcum LLP to serve as Lazydays’ independent registered public accounting firm for the fiscal year ending December 31, 2019, (3) the approval of the adoption of the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan, and (4) the approval of the adoption of the Lazydays Holdings, Inc. Amended and Restated 2018 Long Term Incentive Plan. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

1. The Class A director nominees were elected for a term of three years until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified by the votes set forth below:

	Votes For	Votes Withheld	Broker Non-Votes

Jordan Gnat	7,877,189	2,401,732	1,174,835
Erika Serow	10,007,514	271,407	1,174,835

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2. The appointment of Marcum LLP as Lazydays’ independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the stockholders by the votes set forth below:

For:	11,452,778
Against:	978
Abstain:	-
Broker Non-Votes:	-

3. The stockholders approved the adoption of the Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan by the votes set forth below:

For:	9,998,355
Against:	270,407
Abstain:	10,159
Broker Non-Votes:	1,174,835

4. The stockholders approved the adoption of the Lazydays Holdings, Inc. Amended and Restated 2018 Long Term Incentive Plan by the votes set forth below:

For:	9,987,243
Against:	275,901
Abstain:	15,777
Broker Non-Votes:	1,174,835

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Lazydays Holdings, Inc. 2019 Employee Stock Purchase Plan.

10.2	Lazydays Holdings, Inc. Amended and Restated 2018 Long Term Incentive Plan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAZYDAYS HOLDINGS, INC.

May 23, 2019	By:	/s/ William P. Murnane
Date		William P. Murnane
Chief Executive Officer

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